SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 25, 1998


                    CHASE MANHATTAN ACCEPTANCE CORPORATION
              --------------------------------------------------
                           (Exact Name of Registrant)


      Delaware                     33-68724                 13-3456395
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                    343 Thornwall Street, Edison, New Jersey   098837
                   ----------------------------------------------------
                   Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (732) 205-0600


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Item 5.  Other Events.

      On or about 9/25/98, Chase Manhattan Acceptance Corporation (the "Depositor") made the distributions to holders of its Multi-Class Mortgage Pass-Through Certificates, Series 1998-S5 as contemplated by the Series Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), among the Depositor, Chase Funding, Inc. as Servicer and Citibank, N.A. as Trustee.

     Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1 Monthly Reports with respect to the September 25, 1998 distribution

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 31, 1998


                                            THE CHASE MANHATTAN BANK,
                                            as Paying Agent, on behalf of
                                            Chase Manhattan Acceptance Corp.

                                           By:   /s/Andrew Cooper
                                                -------------------
                                           Name:   Andrew Cooper
                                           Title:  Trust Officer

                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Reports with respect to the distribution to Certificateholders on September 25, 1998.